UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2023, the Board of Directors of the Company appointed Wayne Wasechek, the Company’s Interim Vice President, Chief Financial Officer and Chief Accounting Officer, as the Company’s Vice President and Chief Financial Officer, effective August 29, 2023. Mr. Wasechek will continue to serve as the Company’s Chief Accounting Officer.

Mr. Wasechek, age 53, has served as Interim Vice President, Chief Financial Officer and Chief Accounting Officer since April 2023 and as Controller and Principal Accounting Officer since November 2018. He previously served as Vice President and Assistant Controller of Vail Resorts, Inc. (NYSE: MTN) from 2011 to 2018 and as Senior Director of Financial Reporting of Vail Resorts from 2006 to 2011.

There is no arrangement or understanding between Mr. Wasechek and any other person pursuant to which Mr. Wasechek was selected as the Company’s Vice President and Chief Financial Officer. Mr. Wasechek has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Wasechek is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Wasechek’s appointment as Vice President and Chief Financial Officer, effective August 29, 2023, (i) his annual base salary will increase from $270,000 to $405,000; (ii) he will no longer receive a monthly salary stipend of $11,250 for service in his interim role; (iii) his annual incentive target for 2023 will increase from 40% of base salary ($108,000) to 65% of base salary ($263,2500) for the full 2023 performance period; (iv) his long-term incentive target will increase from 65% of base salary ($175,500) to 110% of base salary ($445,500); and (v) he will no longer be eligible for a discretionary bonus for service in his interim role. In addition, Mr. Wasechek will remain eligible to participate in the Company’s existing executive benefit programs, including the Company’s Severance Program for Executive Employees (as described in the Company’s most recent proxy statement).

Item 7.01 Regulation FD Disclosure.

On August 29, 2023, the Company issued a press release announcing the officer appointment described above. A copy of the press release is furnished herewith as Exhibit 99.1

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by PotlatchDeltic Corporation, dated August 29, 2023
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date:	August 29, 2023	By:	/s/ Michele L. Tyler
Vice President, General Counsel and Corporate Secretary